UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 12, 2026
Elicio Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39990	11-3430072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

451 D Street, 5th Floor
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code)
(857) 209-0050
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.01 par value per share	ELTX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 12, 2026, Elicio Therapeutics, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company considered and voted on two proposals, each of which was described in detail in the Company’s proxy statement, filed with the U.S. Securities and Exchange Commission on October 9, 2026 (the “Proxy Statement”). Holders of 18,081,914 shares of common stock voted, constituting 66.74% of the voting power of all shares entitled to vote at the Annual Meeting, which represented a quorum for the Annual Meeting.
At the Annual Meeting, the stockholders voted on proposals to: (1) elect three Class III directors to hold office for three-year terms and (2) ratify the selection of Baker Tilly US, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, each proposal as further detailed in the Proxy Statement.
Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.
Proposal 1: To elect the Board of Directors’ nominees, Julian Adams, Ph.D., Jay R. Venkatesan, M.D., and Carol Ashe, to the Board of Directors to hold office until the 2029 annual meeting of stockholders.

Nominee	For	Withheld	Broker Non-Votes
Julian Adams, Ph.D.	12,071,187	860,662	5,150,065
Jay R. Venkatesan, M.D. Carol Ashe	12,832,184 12,287,304	99,665 644,545	5,150,065 5,150,065
Proposal 2: To ratify the selection by the Audit Committee of the Board of Directors of Baker Tilly US, LLP as the independent registered public accounting firm of Elicio Therapeutics, Inc. for its fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
18,015,041	52,870	14,003	0

Each of the proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elicio Therapeutics, Inc.

	By:	/s/ ROBERT CONNELLY
Date: November 13, 2026		Robert Connelly President and Chief Executive Officer (Principal Executive Officer)